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Exhibit 10.5

IDI ACQUISITION CORP.

TO BE MERGED WITH AND INTO

INTERDENT SERVICE CORPORATION

$80,000,000

10 3/4% SENIOR SECURED NOTES DUE 2011

PURCHASE AGREEMENT

December 10, 2004

JEFFERIES & COMPANY, INC.
11100 Santa Monica Boulevard, 10th Floor
Los Angeles, California 90025

Ladies and Gentlemen:

        IDI Acquisition Corp., a Delaware corporation, (the "Company"), which will be merged with and into InterDent Service Corporation, a Washington corporation ("Service" and together with the Company, the "Issuers"), proposes to issue and sell to Jefferies & Company, Inc. (the "Initial Purchaser") an aggregate of $80,000,000 million principal amount of the Issuers' 10 3/4% Senior Secured Notes due 2011 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes and the Series B Notes (as defined below) (the Series A Notes and the Series B Notes being collectively referred to herein as the "Notes") will be issued pursuant to an Indenture, dated as of the Closing Date (as defined below) (the "Indenture"), among the Company, Service, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the "Trustee").

        Substantially concurrent with the sale of the Notes, Service proposes to enter into a new or amended senior secured credit facility, by and among Service and Wells Fargo Foothill, Inc. ("Foothill") initially providing for up to $10.0 million of revolving credit borrowings by Service (the "Credit Facility"). The Issuers have agreed to secure the Notes by granting to Wells Fargo Bank, National Association, as collateral agent (the "Collateral Agent"), for the benefit of the holders of the Notes and the Trustee (collectively, the "Secured Parties"), security interests in or pledges of (the "Security Interests") the Collateral (as such term is defined in the Description of the Notes section of the Final Offering Circular (as defined below)). In connection with the execution and delivery of the Credit Facility, Service, Foothill, the Trustee and the Collateral Agent will enter into an Intercreditor Agreement, which shall be dated as of the Closing Date (as defined below) (the "Intercreditor Agreement").

        On November 10, 2004, Levine Leichtman Capital Partners II, L.P. ("Levine"), B III-A Capital Partners, L.P. ("B III-A"), B IV Capital Partners, L.P. ("B IV") and GMAM Investment Funds Trust II ("GM Account" and collectively with B III-A and B IV, the "Sellers"), InterDent, Inc., a Delaware corporation ("Parent"), and Pleasant Street Investors, LLC entered into a stock purchase agreement (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, Levine has the right to designate an affiliate to purchase the capital stock of Parent owned by the Sellers, and will so designate the Company. Substantially concurrent with the issuance of the Series A Notes, the Company will purchase the capital stock of Parent owned by the Sellers pursuant to the Stock Purchase Agreement and substantially concurrently therewith will be merged with and into Service (the "Merger") pursuant to an Agreement and Plan of Merger, between the Company, Service and Parent (the "Merger Agreement"). Service will survive the Merger and, upon the filing of the appropriate Merger documents with the Delaware Secretary of State and Washington Secretary of State, will assume all of the obligations of the Company under the Indenture, the Notes and the Registration Rights Agreement (as defined below). In addition, substantially concurrent with the closing of the Merger, Parent and Levine will enter into a Securities Purchase Agreement (the "Securities Purchase Agreement") pursuant to which, among other things, Parent will sell to Levine shares of its preferred stock for $3.5 million, which proceeds will be contributed to, and accounted for by, Service as common equity. Following the transactions contemplated by the Stock Purchase Agreement, the Merger Agreement, the Credit Facility and the Securities Purchase Agreement (the "Transactions"), all of the capital stock of Parent, except for shares held by Parent's management, will be owned by Levine and its affiliates.

        The Issuers' obligations under the Series A Notes, including the due and punctual payment of principal, premium, interest and liquidated damages, if any, on the Series A Notes, will be unconditionally, jointly and severally guaranteed (the "Series A Guarantees" and together with the Series B Guarantees (as defined below), the "Guarantees") by Parent, and any future domestic guarantors party to the Indenture (each a "Guarantor" and, collectively the "Guarantors"). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Description of the Notes section of the Final Offering Circular.

1.     Offering Circular.

        The Series A Notes will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Issuers and the Guarantors have prepared a preliminary offering circular dated December 1, 2004 (the "Preliminary Offering Circular"), and a final offering circular dated December 10, 2004 (the "Final Offering Circular" and, together with the Preliminary Offering Circular, the "Offering Circular"), relating to the Series A Notes.

        Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend (along with such other legends as the Initial Purchaser and their counsel deem necessary in order to comply with applicable securities laws):

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

        THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS A NON-U.S. PURCHASER AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S.

PURCHASERS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S, OR TRANSFER AGENT'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR TRANSFER AGENT.

2.     Agreements To Sell And Purchase.

        On the basis of the representations, warranties and covenants contained in this Purchase Agreement (this "Agreement"), and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Company, an aggregate principal amount of $80,000,000 million Series A Notes. The purchase price for the Series A Notes shall be equal to 96.50% of the principal amount thereof (the "Purchase Price").

3.     Terms of Offering.

        The Initial Purchaser has advised the Issuers that the Initial Purchaser will make offers (the "Exempt Resales") of the Series A Notes purchased under this Agreement on the terms set forth in the Offering Circular, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs"), (ii) a limited number of other institutional "accredited investors," as defined in Rule 501(a) (1), (2), (3) or (7) under the Act, that make certain representations and agreements to the Issuers as set forth in Annex A to the Offering Circular (each, an "Accredited Institution") and (iii) persons outside the United States in offshore transactions in reliance on Regulation S under the Act (such persons specified in clauses (i), (ii) and (iii) above being referred to as, the "Eligible Purchasers"). The Initial Purchaser will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100.0% of the principal amount thereof. Such price may be changed at any time without notice.

        Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement") to be dated the Closing Date (as defined below), in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Service's 10 3/4% Series B Senior Secured Notes due 2011 (the "Series B Notes") to be offered in exchange for the Series A Notes (the "Exchange Offer") and the Guarantors' guarantee of the Series B Notes and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes.

        The Issuers and the Guarantors will enter into, among others, the collateral documents listed on Schedule A attached hereto (all such collateral documents, collectively, the "Collateral Documents") dated as of the Closing Date in favor of the Collateral Agent for the benefit of the Secured Parties. The Security Interests will secure the payment and performance when due of all the Secured Obligations (used herein as defined in the Collateral Documents). The following documents are hereinafter collectively referred to as "Operative Documents": (i) this Agreement, (ii) the Indenture, (iii) the Notes, (iv) the Registration Rights Agreement, (v) the Guarantees, (vi) the Collateral Documents, (vii) the Merger Agreement, (viii) the Stock Purchase Agreement, (ix) the Credit Facility and (x) the Securities Purchase Agreement.

4.     Delivery and Payment.

        (a)   Delivery of, and payment of the Purchase Price for, the Series A Notes (the "Closing") shall be made at 7:00 a.m., Los Angeles time, on December 15, 2004 (the "Closing Date"), at the offices of Latham & Watkins LLP, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, or such other time or place as the Initial Purchaser shall designate.

        (b)   One or more of the Series A Notes in definitive global form (and one or more global notes in temporary form if necessary), registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "Global Note"), shall be delivered by the Issuers to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Issuers against payment by the Initial Purchaser of the Purchase Price therefor by wire transfer in same day funds to the order of the Company, provided that the Company shall give at least two business days' prior written notice of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchaser for inspection not later than 10:00 a.m., Los Angeles time, on the business day immediately preceding the Closing Date.

5.     Agreements of the Issuers and Parent.

        The Issuers and Parent hereby jointly and severally agree with the Initial Purchaser as follows:

        (a)   To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e), or the initiation of any proceeding by any state securities commission or other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) that makes any statement of a material fact made in the Preliminary Offering Circular or the Final Offering Circular untrue or that requires the making of any additions to or changes in the Preliminary Offering Circular or the Final Offering Circular in order to make the statements therein not misleading. The Issuers and Parent shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Series A Notes under any state securities or Blue Sky laws, and if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Issuers and Parent shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

        (b)   To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Issuers as many copies of the Preliminary Offering Circular and the Final Offering Circular, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. Subject to the compliance by the Initial Purchaser with its representations and warranties and agreements set forth in Section 7, the Issuers and Parent consent to the use of the Preliminary Offering Circular and the Final

Offering Circular, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

        (c)   During such period as, in the opinion of counsel for the Initial Purchaser, an Offering Circular is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser, for so long as any Series A Notes are outstanding, (i) subject to Section 5(d) below, not to make any amendment or supplement to the Offering Circular of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Circular which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

        (d)   If, during the period referred to in Section 5(c), any event shall occur or condition shall exist as a result of which, in the judgment of Service or Parent or in the reasonable judgment of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances when the Offering Circular is delivered to an Eligible Purchaser, not misleading, or if, in the reasonable judgment of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Circular to comply with any applicable law, Service will promptly notify the Initial Purchaser and prepare an appropriate amendment or supplement to the Offering Circular so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Offering Circular will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof the Initial Purchaser may reasonably request.

        (e)   Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated by this Agreement, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Issuers or Parent shall not be required in connection therewith to register or qualify as a foreign corporation or other organization, as the case may be, in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Offering Circular or Exempt Resales, in any jurisdiction in which it is not now so subject.

        (f)    To apply the proceeds from the sale of the Series A Notes as set forth under the caption "Use of Proceeds" in the Offering Circular.

        (g)   So long as any Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of Parent and its subsidiaries on a consolidated basis (and similar financial report of all unconsolidated subsidiaries, if any), including a footnote with condensed, consolidating financial information for the Issuers, all such financial reports to include an audited consolidated balance sheet, an audited consolidated statement of operations, an audited consolidated statement of cash flows and an audited consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, each prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the period involved (except as may be expressly stated in the notes thereto) certified by Parent's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, each prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the period involved (except as may be expressly stated in the notes thereto) together with comparable information for the corresponding periods of the preceding year. All reports or other communications filed by means of the Commission's EDGAR system shall be deemed to have been mailed and made generally available to the record holders of the Notes as required by subparagraphs (g)(i) and (g)(ii) above.

        (h)   So long as the Notes are outstanding, to furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Issuers and Parent to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Issuers or Parent is listed and such other publicly available information concerning the Issuers or Parent as the Initial Purchaser may reasonably request. All reports or other communications filed by means of the Commission's EDGAR system shall be deemed to have been mailed and made generally available to the record holders of the Notes as required by this Section.

        (i)    So long as any of the Series A Notes remain outstanding and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

        (j)    Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Issuers, Parent and the Subsidiaries and affiliates under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Issuers and Parent and accountants of the Issuers and Parent in connection with the sale and delivery of the Series A Notes and the Guarantees to the Initial Purchaser and pursuant to Exempt Resales, and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Circular, the Final Offering Circular and all amendments and supplements to any of the foregoing (including financial statements) specified in Section 5(c) and 5(d) prior to or during the period specified in Section 5(c), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes and the Guarantees to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes and the Guarantees, (iv) all costs and expenses related to the performance by the Issuers and Parent of their other obligations under this Agreement and the other Operative Documents, (v) all expenses in connection with the registration or qualification of the Series A Notes for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto in an amount not to exceed $12,500), (vi) the cost of printing certificates representing the Series A Notes and the Guarantees, (vii) all expenses (excluding the fees and disbursements of counsel for the Initial Purchaser) and listing fees in connection with the application for quotation of the Series A Notes on the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") system of the National Association of Securities Dealers, Inc. ("NASD"), (viii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Guarantees, (ix) the fees and expenses of the Collateral Agent and the Collateral Agent's counsel in connection with the Security Interests, the Collateral, the Indenture, the Notes and the Guarantees, (x) the costs and charges of any transfer agent, registrar or depositary (including DTC), (xi) any fees charged by rating agencies for the rating of the Notes, (xii) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, (xiii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Notes, (xiv) the disbursements and out-of-pocket expenses incurred by the Initial Purchaser in an amount up to $500,000 (including, without limitation, the fees, expenses and disbursements of counsel for the Initial Purchaser, travel and lodging expenses, word processing charges, messenger and duplicating services, facsimile expenses and other customary expenditures), and (xv) and all other costs and expenses incident to the performance of the obligations of the Issuers and Parent hereunder for which provision is not otherwise made in this Section.

        (k)   To use commercially reasonable efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as any Series A Notes are outstanding.

        (l)    To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all agreements set forth in the representation letters of the Issuers to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

        (m)  During the period beginning on the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Issuers or Parent or any warrants, rights or options to purchase or otherwise acquire debt securities of the Issuers or Parent substantially similar to the Notes (other than the Notes), without the prior written consent of the Initial Purchaser.

        (n)   Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

        (o)   To the extent it may lawfully do so, not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

        (p)   To cause the Exchange Offer to be made in the appropriate form to permit the Series B Notes registered pursuant to the Act to be offered in exchange for the Series A Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

        (q)   To comply with all of their agreements set forth in the Stock Purchase Agreement and to cause the consummation of the transactions contemplated by the Stock Purchase Agreement substantially concurrent with the issuance of the Series A Notes.

        (r)   To comply with all of their agreements set forth in the Merger Agreement and to cause the consummation of the Merger and the assumption by Service of all of the obligations of the Company under the Indenture, the Notes and the Registration Rights Agreement substantially concurrent with the issuance of the Series A Notes.

        (s)   To comply with all of their agreements set forth in the Securities Purchase Agreement and to cause the consummation of the transactions contemplated by the Securities Purchase Agreement, including the receipt by Service of $3,500,000 as an investment in its common equity as a result therefrom, substantially concurrent with the issuance of the Series A Notes.

        (t)    To cause the consummation of the transactions contemplated by the Credit Facility substantially concurrent with the issuance of the Series A Notes and to ensure that there are no borrowings under the Credit Facility as of the Closing Date.

        (u)   To use their best efforts to do and perform all things required or necessary to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes.

        (v)   To comply with all of their agreements set forth in the Registration Rights Agreement.

6.     Representations and Warranties of the Issuers and Parent.

        As of the date hereof, the Issuers and Parent each represents and warrants jointly and severally to, and agrees with, the Initial Purchaser that:

        (a)   The Preliminary Offering Circular as of its date did not and the Final Offering Circular as of its date and the date of this Agreement does not and as of the Closing Date will not, and any supplement or amendment to either of them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Circular or the Final Offering Circular (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Issuers by the Initial Purchaser expressly for use therein, it being expressly understood and agreed that the only such information furnished by the Initial Purchaser to the Issuers consists of the information described in Section 8(b). No stop order preventing the use of the Preliminary Offering Circular or the Final Offering Circular, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Issuers or Parent, is contemplated.

        (b)   Each of the Issuers, Parent and the Subsidiaries (as defined below) is duly organized, validly existing as a corporation or other organization, as the case may be, and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has all requisite power and authority to enter into and perform its obligations under this Agreement and each of the Operative Documents to which it is a party and any and all other agreements and instruments ancillary to or entered into in connection with the transactions contemplated by the Operative Documents to which it is a party, carry on its business as described in the Offering Circular and to own, lease, license and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification (a list of which jurisdictions is set forth on Exhibit B hereto), except where failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on (i) the properties, contractual rights, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Issuer, Parent and the Subsidiaries, taken as a whole, (ii) the ability of the Issuer to perform its obligations under any of the Operative Documents or (iii) the validity of any of the Operative Documents to which it is a party or the consummation of any of the transactions contemplated in the Operative Documents to which it is a party (each, a "Material Adverse Effect").

        (c)   On the Closing Date, after the consummation of the Transactions, (i) there will be no direct or indirect subsidiaries of Service other than Capitol Dental Care, Inc., an Oregon corporation, Managed Dental Care of Oregon, Inc., an Oregon corporation, and Dedicated Dental Systems, Inc., a California corporation (together, the "Subsidiaries") and (ii) there will be no direct subsidiaries of Parent other than Service.

        (d)   Pursuant to the Transactions, the Company will merge with and into Service. After giving effect to the Transactions, (i) all of the capital stock of Parent will be owned by Levine except for securities held by Parent's management, (ii) all of the issued equity interests of Parent and Service will be duly authorized and validly issued, and fully paid and non-assessable, (iii) all of the equity interests of the Subsidiaries will be owned directly or indirectly by Service, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims that are disclosed in the Offering Circular and (iv) all of the equity interests of Service will be owned directly or indirectly by Parent, free and clear of all material liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims that are disclosed in the Offering Circular.

        (e)   Neither the Issuer nor Parent have issued or granted any outstanding options to purchase, or any preemptive rights or other rights to subscribe for or purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, equity interests or any such options, rights, convertible securities or obligations, except as described in the Offering Circular.

        (f)    This Agreement has been duly authorized, executed and delivered by each of the Issuers and Parent.

        (g)   The Indenture has been duly authorized by each of the Issuers and Parent and, on the Closing Date, will have been validly executed and delivered by each of the Issuers and Parent. When the Indenture has been duly executed and delivered by each of the Issuers and Parent and assuming due authorization, execution and delivery by the Trustee, the Indenture will be a valid and binding agreement of each of the Issuers and Parent, enforceable against each of the Company and Parent, and after giving affect to the Merger against Service, in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Circular contains a summary of the material terms of the Indenture which, on the Closing Date, will conform in all material respects to the description thereof in the Offering Circular.

        (h)   The Registration Rights Agreement and each of the Collateral Documents has been duly and validly authorized by the Issuers and Parent, as applicable, and upon its execution and delivery will constitute a valid and binding obligation of the Issuers and Parent, as the case may be, enforceable against the Company and Parent, and after giving affect to the Merger against Service, as the case may be, in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

        (i)    The Credit Facility has been duly and validly authorized by Service and Parent and upon its execution and delivery will constitute a valid and binding obligation of Service and Parent, enforceable against each of Service and Parent, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

        (j)    The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Issuers. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Issuers, enforceable against the Company, and after giving affect to the Merger against Service, in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform in all material respects to the description thereof contained in the Offering Circular.

        (k)   The Series B Notes have been duly authorized by the Issuers. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of Service, enforceable against Service in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

        (l)    The Merger Agreement has been duly and validly authorized by the Issuers and Parent, and is a valid and binding agreement of the Issuers and Parent and immediately following the issuance of the Notes, will be enforceable against the Issuers and Parent in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy.

        (m)  The Stock Purchase Agreement has been duly and validly authorized by Parent and constitutes a valid and binding agreement of Parent, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy.

        (n)   The Securities Purchase Agreement has been duly and validly authorized by Parent and constitutes a valid and binding agreement of Parent, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnification and contribution may be limited by federal or state securities laws or principles of public policy.

        (o)   Parent has all the requisite power to offer and sell the Series A Guarantees. The Series A Guarantees have been duly and validly authorized by Parent and when duly executed and delivered by Parent in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Series A Notes in accordance with the Indenture and the issuance of the Series A Notes and the sale to the Initial Purchaser contemplated by this Agreement, will constitute valid and binding obligations of Parent, enforceable against Parent in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

        (p)   Parent has all the requisite power to offer and sell the unconditional guarantee of the Issuers' obligations under the Series B Notes, including the due and punctual payment of principal, premium, interest and liquidated damages, if any, on the Series B Notes (the "Series B Guarantees"). The Series B Guarantees have been duly and validly authorized by Parent and when duly executed and delivered by Parent in accordance with the terms of the Indenture and upon the due execution and authentication of the Series B Notes in accordance with the Indenture and the issuance and delivery of the Series B Notes in the circumstances contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of Parent, enforceable against Parent in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

        (q)   When issued, the Notes will rank equally in right of payment with all of the Issuers' existing and future senior indebtedness and senior in right of payment to the Issuers' existing and future subordinated indebtedness. The Notes will be secured by a second-priority lien on substantially all of the Issuers' assets, including the capital stock of the Subsidiaries but excluding certain excluded assets described in the Offering Circular. The Notes will be effectively subordinated to the Issuers' secured indebtedness under the Credit Facility.

        (r)   When issued, the Guarantees will rank pari passu in rights of payment with all of the Guarantors' other senior indebtedness and will rank senior in right of payment to all subordinated indebtedness of the Guarantors.

        (s)   The execution, delivery and performance by the Issuer and Parent of the Operative Documents to which the Issuer and Parent is a party, compliance by the Issuer and Parent with all provisions thereof and the consummation of the transactions contemplated thereby do not and will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency, except (A) with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the Act and the qualification of the Indenture under the TIA, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under the Act and applicable state securities laws in connection with the purchase and distribution of the Series A Notes and the Series A Guarantees by the Initial Purchaser, (C) filings contemplated to be made pursuant to the express terms of the Operative Documents, including the filing of the Articles of Merger contemplated by the Merger Agreement with the Secretary of State of the State of Washington and the filing of the Certificate of Merger contemplated by the Merger Agreement with the Secretary of State of the State of Delaware, (D) filings to be made upon consummation of the Transactions with the California Department of Managed Health Care, (E) the filing of Parent's amended and restated certificate of incorporation with the Secretary of State of the State of Delaware and (F) for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made prior to the date hereof, (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or bylaws of the Issuer, Parent or any of the Subsidiaries, or any indenture, loan agreement, mortgage, lease, license or other agreement or instrument to which the Issuer, Parent or any of the Subsidiaries is a party or by which the Issuer, Parent or any of the Subsidiaries or any of their properties are bound, except to the extent such conflict, breach or default has been waived or will not have a Material Adverse Effect, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Issuer, Parent or any of the Subsidiaries or any of their properties, except to the extent such violation or conflict will not have a Material Adverse Effect, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Issuer, Parent or any of the Subsidiaries is a party or by which the Issuer, Parent or any of the Subsidiaries or any of their properties are bound, except (A) as contemplated by the Operative Documents or (B) to the extent such imposition or creation will not have a Material Adverse Effect or (v) result in the termination or revocation of any Authorization (as defined below) of the Issuer, Parent or any of the Subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, except to the extent such termination, revocation or impairment could not be reasonably expected to have a Material Adverse Effect.

        (t)    Each of the Issuers, Parent and the Subsidiaries is not (i) in violation of its charter or bylaws or similar organizational documents, (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease, license or other agreement or instrument that is material to the Issuers, Parent or the Subsidiaries to which the Issuers, Parent or the Subsidiaries is a party or by which the Issuers, Parent or the Subsidiaries or its property is bound or (iii) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to it or any of its assets or properties (whether owned or leased), except with respect to clauses (ii) and (iii) for such defaults and violations which, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There does not exist any state of facts which constitutes an event of default on the part of the Issuers, Parent or the Subsidiaries as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default, except under agreements related to debt which will be paid off in its entirety from the proceeds from the sale of the Series A Notes and, with respect to documents described in clauses (ii) and (iii) other than those that have not resulted, or would not result, singly or in the aggregate, in a Material Adverse Effect.

        (u)   Immediately after the consummation of the Transactions and immediately following the offering of the Series A Notes and after giving effect to the application of the proceeds of the Series A Notes and after taking into account any rights to contribution, (a) the fair value of the assets of each of Parent, Service and the Subsidiaries will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each of Parent, Service and the Subsidiaries will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each of Parent, Service and the Subsidiaries will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each of Parent, Service and the Subsidiaries will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted as set forth in the Offering Circular following the Closing Date.

        (v)   The Company had no assets and has conducted no business prior to the date hereof other than in connection with the transactions contemplated by the Operative Documents.

        (w)  There are no legal, governmental or arbitration proceedings pending or threatened to which any of Service, Parent or the Subsidiaries is or could be a party or to which any of their property is or could be subject, which could reasonably be expected to result in a Material Adverse Effect.

        (x)   Service, Parent or the Subsidiaries and each "employee benefit plan" (as defined in Section 3(3) of ERISA) established, maintained or contributed to by any of them (each, a "Company Benefit Plan") are in compliance in all material respects with all provisions of the Employee Retirement Income Security Act of 1974, as amended (and the regulations and published interpretations thereunder) ("ERISA"), and the Internal Revenue Code (the "Code"). Neither Service, Parent or the Subsidiaries nor any entity which is (or at any relevant time was) a member of a "controlled group of corporations" with or under "common control" (as defined in Section 414(b), (c), (m) or (o) of the Code) with Service, Parent or the Subsidiaries (an "ERISA Affiliate") sponsors, maintains, contributes to or has an obligation to contribute to, or has sponsored, maintained, contributed to or had an obligation to contribute to, any "pension plan" (as defined in Section 3(2) of ERISA) that is (or was at any relevant time) subject to Title IV of ERISA or any "multiemployer plan" (as defined in Section 3(37) of ERISA) for which Service, Parent or the Subsidiaries would have any liability that could reasonably be expected to result in a Material Adverse Effect. The Internal Revenue Service has issued a determination letter that each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified. With respect to each Company Benefit Plan, no event has occurred and, to the knowledge of Service, Parent or the Subsidiaries, there exists no condition or set of circumstances in connection with which Service, Parent or the Subsidiaries could be subject to any material liability (other than for routine benefit liabilities) under the terms of, or with respect to, such Company Benefit Plans, ERISA, the Code or any other applicable law.

        (y)   Service, Parent and the Subsidiaries have not violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect, and there exists no fact, and no event has occurred, which has or is reasonably likely to result in material liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of Service, Parent or the Subsidiaries arising out of, based on or resulting from the presence or release into the environment of any hazardous material (including without limitation any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any Environmental Law) or any violation of any Environmental Law, except such as could not reasonably be expected to have a Material Adverse Effect.

        (z)   To Service's knowledge, Service, Parent and the Subsidiaries have such permits, registrations, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and have made all recordations, registrations, filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws or intellectual property or industrial property laws, as are necessary to own, lease, license and operate its properties and to conduct its business in the manner described in the Offering Circular, except (A) for the necessary filings to be made after the consummation of the Transactions by Parent, Service and the Subsidiaries with the California Department of Managed Health ("CDMH") pursuant to the undertakings entered into between Parent, Service and the Subsidiaries with the CDMH in connection with the transactions contemplated herein or (B) where the failure to have any such Authorization or to make any such recordation, registration, filing or notice would not have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and Service, Parent and the Subsidiaries are in material compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto. No event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other material impairment of the rights of the holder of any such Authorization except to the extent that such revocation, suspension or other impairment could not be reasonably expected to have a Material Adverse Effect. Service, Parent and the Subsidiaries have no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization.

        (aa) Grant Thornton LLP, and Ernst & Young, the accountants that have certified the financial statements and supporting schedules included in the Preliminary Offering Circular and the Final Offering Circular are independent registered public accounting firms with respect to Parent as required by the Act, the Exchange Act and the rules and regulations of the Public Company Accounting Oversight Board (the "PCAOB"). Each of Grant Thornton LLP, and Ernst & Young LLP is a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn. To Service's knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed included in the Preliminary Offering Circular and the Final Offering Circular. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Circular and the Final Offering Circular comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

        (bb) The historical financial statements, together with related schedules and notes forming part of the Offering Circular (and any amendment or supplement thereto), present fairly the financial position, results of operations and changes in financial position of Parent and its consolidated subsidiaries on the basis stated in the Offering Circular at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Circular (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of Parent. The forward-looking statements contained in the Offering Circular are based upon good faith estimates and assumptions believed by Service and Parent to be reasonable when made.

        (cc) The Issuers, Parent and the Subsidiaries are not and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Circular, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

        (dd) Except for (i) the registration rights agreement relating to Parent's new senior "payable-in-kind" preferred stock due 2014, (ii) the Registration Rights Agreement, (iii) that certain Shareholders Agreement dates as of October 8, 2003 by and among parent, Levine, B III-A, B IV, State Street Bank and Trust as Custodian for General Motors Employees Global Group Pension Trust, Pleasant Street Investors, LLC and certain other holders of Parent's securities, (iv) all Class E Common Stock Purchase Warrants issued by Parent and (v) all Class F Common Stock Purchase Warrants issued by Parent, there are no such contracts, agreements or understandings that will require the Issuers to include such securities with the Notes registered pursuant to any registration statement.

        (ee) None of the Issuers, Parent nor the Subsidiaries or any agent of any of them acting on behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

        (ff)  None of the Issuers, Parent nor the Subsidiaries or any agent of any of them acting on behalf of any of them (other than the Initial Purchaser and its agents as to whom the Issuers and Parent make no representation) has and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Notes;

        (gg) Since the respective dates as of which information is given in the Offering Circular, other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change in the financial condition, or the earnings, business, contractual relationships, management or operations of Service, Parent or the Subsidiaries, (ii) there has not been any material adverse change in the capital stock or in the long-term debt of Service, Parent nor the Subsidiaries and (iii) neither Service, Parent nor the Subsidiaries has incurred any material liability or obligation, direct or contingent which has not been disclosed therein.

        (hh) Each of the Preliminary Offering Circular and the Final Offering Circular, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

        (ii)   None of the Issuers, Parent or any of the Subsidiaries has any securities that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

        (jj)   No form of general solicitation, general advertising (as defined in Regulation D under the Act) or any direct selling efforts within the meaning of Regulation S under the Act was used by the Issuers, Parent or the Subsidiaries, or any of their representatives (other than the Initial Purchaser, as to whom the Issuers and Parent make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

        (kk) Before the effectiveness of the Registration Statement, the Indenture is not required to be qualified under the TIA.

        (ll)   Assuming (i) that the Series A Notes are issued, sold and delivered under the circumstances contemplated by the Offering Circular and this Agreement, (ii) that the Initial Purchaser's representations and warranties in Section 7 are true, (iii) that the representations of the Accredited Institutions in the form set forth in Annex A to the Offering Circular are true, (iv) compliance by the Initial Purchaser with its covenants set forth in Section 7 and (v) that each of the Eligible Purchasers is a QIB, an Accredited Institution or a person who acquires the Series A Note in an "offshore transaction" and is not a "U.S. Person" (within the meaning of Regulation S under the Act), the purchase of the Series A Notes by the Initial Purchaser under this Agreement and the initial resale of the Series A Notes pursuant to the Exempt Resales is exempt from the registration requirements of the Act.

        (mm) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Issuers, Parent or the Subsidiaries that it is considering imposing) any condition (financial or otherwise) on the Issuers', Parent's or the Subsidiaries' retaining any rating assigned as of the date hereof to it or any securities of the Issuers, Parent or the Subsidiaries or (ii) has indicated to the Issuers, Parent or the Subsidiaries that it is considering (A) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (B) any change in the outlook for any rating of the Issuers, Parent or the Subsidiaries or any securities of theirs.

        (nn) Each of Service, Parent and the Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to its business, free and clear of Liens and defects, except as are contemplated under the Operative Documents and the Credit Facility. Any real property held under lease or sublease by Service, Parent or the Subsidiaries is held under valid, subsisting and enforceable leases or subleases. Any personal property (including intangible property rights) held under license is held under valid, subsisting and enforceable licenses or sublicense, the scope of which permit the use made and proposed to be made of such personal property by Service, Parent and the Subsidiaries, as applicable, except as described in the Offering Circular. Except as would not, singly or in the aggregate, have a Material Adverse Effect, none of Service, Parent or the Subsidiaries has any notice of any default or material claim of any sort that has been asserted by anyone adverse to the rights of Service, Parent or the Subsidiaries, as applicable, under any of the leases, subleases, licenses or sublicenses mentioned above, or affecting or questioning the rights of Service, Parent or the Subsidiaries, as applicable, to the continued possession of the leased or subleased premises or licensed or sublicensed rights under any such lease, sublease, license or sublicense.

        (oo) Except as described in the Offering Circular, Service, Parent and the Subsidiaries own or possess the valid and enforceable right to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("Intellectual Property") currently employed by any of them in connection with the operation of the business of Parent, Service and the Subsidiaries, except where the failure to own or possess or license such Intellectual Property would not, singly or in the aggregate, have a Material Adverse Effect; and none of Service, Parent or the Subsidiaries has received any notice of infringement, misappropriation, breach of or conflict with asserted rights of others with respect to any Intellectual Property.

        (pp) Each of Service, Parent and the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged. Each of Service, Parent and the Subsidiaries has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect.

        (qq) Each of Service, Parent and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (rr)  All material tax returns required to be filed by the Issuers, Parent and the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith and for which adequate reserves have been provided, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Issuers, Parent or the Subsidiaries has been paid, other than those being contested in good faith and for which adequate reserves have been provided.

        (ss)  Except as disclosed in the Offering Circular, no relationship, direct or indirect, exists between or among any of the Issuers, Parent or the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of any of the Issuers, Parent or the Subsidiaries on the other hand, which would be required by the Act to be described in the Offering Circular if the Offering Circular were a prospectus included in a registration statement on Form S-1 filed with the Commission.

        (tt)  The statistical and market-related data included in the Offering Circular are based on or derived from sources which the Issuers and Parent believe to be reliable and accurate in all material respects.

        (uu) There is (A) no significant unfair labor practice complaint pending against Service, Parent or the Subsidiaries nor, to the knowledge of Service, Parent and the Subsidiaries, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Service, Parent or the Subsidiaries or, to the knowledge of Service, Parent and the Subsidiaries, threatened against any of them, (B) no significant strike, labor dispute, slowdown or stoppage pending against Service, Parent or the Subsidiaries nor, to the knowledge of Service, Parent and the Subsidiaries, threatened against any of them and (C) to the knowledge of Service, Parent and the Subsidiaries, no union representation question existing with respect to the employees of Service, Parent or the Subsidiaries. To the knowledge of Service, Parent and the Subsidiaries, no collective bargaining organizing activities are taking place with respect to Service, Parent or the Subsidiaries.

        (vv) None of Service, Parent or any of the Subsidiaries has received any notice or correspondence asserting that any are not in substantial compliance with any applicable regulation relating to the operation or conduct of managed health care or insurance businesses or threatening the taking of any action against Service, Parent or any of the Subsidiaries under any such regulations, except as disclosed in the Offering Circular or where such noncompliance or the taking of such action, if adversely determined, would not have a Material Adverse Effect.

        (ww) Upon execution and delivery of the Collateral Documents by the parties thereto and completion of the filings and recordings identified therein, the Security Interests created for the benefit of the Trustee pursuant to the Collateral Documents, such Security Interests will constitute valid, perfected security interests and liens on collateral subject thereto, except as permitted by the Collateral Documents, and subject to no prior liens except liens expressly permitted by the Indenture.

        (xx) All notice filings to be made pursuant to the Collateral Documents (including without limitation all UCC financing statements required to be filed pursuant to the Collateral Documents) are in proper form to be filed in order to perfect a security interest in the Collateral described therein and no stamp or similar tax is payable in connection therewith.

        (yy) Except as set forth in the Offering Circular, neither the Issuers nor Parent have engaged any broker, finder, commission agent or other similar person (other than the Initial Purchaser) in connection with the offering of the Notes or any of the transactions contemplated in the Operative Documents, and neither the Issuers nor Parent is under any obligation to pay any broker's fee or commission in connection with such transactions (other than commissions or fees to the Initial Purchaser).

        (zz) There shall be no borrowings under the Credit Facility as of the Closing Date.

        (aaa)  The Company exists solely for the purpose of serving as issuer of the Notes and consummating the Transactions and prior to the Closing, has not held and will not hold any assets and has not had and will not have any operations.

        (bbb)  The financial information included in the column "Predecessor Fiscal Year Ended December 31, 1999 and 2000" in "Selected Consolidated Historical Financial Data" in the Offering Circular was derived from the consolidated financial statements of Parent for the years ended December 31, 1999 and December 31, 2000, as audited by KPMG LLC.

        Each certificate signed by any officer of the Issuers or Parent and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty of the Issuers or Parent to the Initial Purchaser as to the matters covered thereby.

        The Issuers and Parent acknowledge that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9, counsel to the Issuers and Parent and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

7.     Representations and Warranties of the Initial Purchaser.

        The Initial Purchaser represents and warrants to, and agrees with, the Issuers and Parent that:

        (a)   The Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

        (b)   The Initial Purchaser (i) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements provided by Rule 144A under the Act, to a limited number of Accredited Institutions that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Circular and/or in offshore transactions meeting the requirements of Regulation S.

        (c)   The Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium, or broadcast over television or radio, or transmitted over the internet, or communicated in any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

        (d)   The Initial Purchaser agrees that, in connection with Exempt Resales, they will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. The Initial Purchaser further agrees that they will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from Eligible Purchasers that the Initial Purchaser reasonably believes are (i) QIBs (ii) Accredited Institutions who make the representations contained in, and execute and return to the Initial Purchaser, a certificate in the form of Annex A attached to the Offering Circular and (iii) persons outside the United States in offshore transactions meeting the requirements of Regulation S, in each case, that agree that (A) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (1) to the Issuers, (2) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (3) in a transaction meeting the requirements of Rule 144 under the Act, (4) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Note (the form of which is substantially the same as Annex A to the Offering Circular) and, based upon an opinion of counsel acceptable to Service, (5) outside the United States to a Non-U.S. Person in a transaction meeting the requirements of Rule 904 under the Securities Act (6) in accordance with another exemption from the registration requirements of the Act and based upon an opinion of counsel acceptable to Service or (7) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (B) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

        (e)   Neither the Initial Purchaser nor any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes to be sold in reliance on Regulation S.

        (f)    The sale of the Series A Notes offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

        (g)   The Initial Purchaser agrees that the Series A Notes have not been registered under the Act or any state securities laws and that neither the Initial Purchaser nor its affiliates have offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor) (a) as part of its distribution at any time and (b) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date (the "distribution compliance period"), other than in accordance with Regulation S or another exemption from the registration requirements of the Act. The Initial Purchaser agrees that, during such 40-day distribution compliance period, they will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as permitted by and including the statements required by Regulation S. The Initial Purchaser also agrees that, at or prior to confirmation of a sale of Series A Notes offered and sold pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration in respect of the Series A Notes from it during the restricted period a confirmation or notice substantially to the following effect:

    "PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S ("REGULATION S") UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")), THIS SECURITY MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A "QUALIFIED INSTITUTIONAL BUYER" (AD DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THE INDENTURE REFERRED TO HEREIN OR TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT).

        The Initial Purchaser acknowledges that the Issuers and Parent and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9, counsel to the Issuers and Parent and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

8.     Indemnification.

        (a)   The Issuers and Parent, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser, its affiliates (including each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), directors, officers, partners, shareholders, counsel, employees and agents from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Final Offering Circular (or any amendment or supplement thereto), the Preliminary Offering Circular or any Rule 144A Information provided by the Issuers or Parent to any holder or prospective purchaser of Series A Notes pursuant to Section 5(i) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Initial Purchaser furnished in writing to the Issuers or Parent by the Initial Purchaser, it being expressly understood and agreed that the only such information furnished by the Initial Purchaser to the Issuers or Parent consists of the information described in Section 8(b).

        (b)   The Initial Purchaser agrees to indemnify and hold harmless the Issuers and Parent, their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuers or Parent, to the same extent as the foregoing indemnity from the Issuers and Parent to the Initial Purchaser but only insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or the Final Offering Circular, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Issuers and Parent in writing by or on behalf of the Initial Purchaser expressly for use therein, provided, however, that in no case shall the Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by the Initial Purchaser, as set forth on the cover page of the Offering Circular. The Issuers and Parent hereby acknowledge that the only information that the Initial Purchaser has furnished to the Issuers expressly for use in the Preliminary Offering Circular and the Final Offering Circular, or any amendment or supplement to either of them, are the first sentence of the third paragraph and the first sentence of the sixth paragraph of the "Plan of Distribution" section of the Offering Circular.

        (c)   In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "Indemnified Party"), the Indemnified Party shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party). In any such case, the Indemnifying Party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Initial Purchaser, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuers, in the case of parties indemnified pursuant to Section 8(b). The Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the Indemnifying Party shall have received a written request from the Indemnified Party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying Party) and, prior to the date of such settlement, the Indemnifying Party shall have failed to comply with such reimbursement request. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Indemnified Party, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

        (d)   To the extent the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and Parent, on the one hand, and the Initial Purchaser on the other hand from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuers and Parent, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and Parent, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Issuers and Parent, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Series A Notes. The relative fault of the Issuers and Parent, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and Parent, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        (e)   The Issuers, Parent and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (f)    The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

9.     Conditions of Initial Purchaser's Obligations.

        The obligations of the Initial Purchaser to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

        (a)   All the representations and warranties of the Issuers and Parent contained in this Agreement and the Collateral Documents shall be true and correct as of the date hereof and at the Closing Date.

        (b)   On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Issuers, Parent, or any securities of the Issuers or Parent (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall notice have been given of any potential or intended change, in the outlook for any rating of the Issuers or Parent by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

        (c)   Since the dates as of which information is given in the Offering Circular other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change in the financial condition, earnings, business, contractual relationships, management, operations or prospects of the Issuers, Parent or any of the Subsidiaries, (ii) there shall not have been any change or any development involving a prospective change in the equity interests or in the long-term debt of the Issuers, Parent or the Subsidiaries and (iii) the Issuers, Parent or the Subsidiaries shall not have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in the reasonable judgment of the Initial Purchaser, is material and adverse and, in the reasonable judgment of the Initial Purchaser, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Circular.

        (d)   The Initial Purchaser shall have received on the Closing Date a certificate from each of the Issuers and Parent dated the Closing Date, signed in each case by the Chief Executive Officer and the Chief Financial Officer of the Issuers and Parent, as applicable, (i) stating that the representations and warranties of the Issuers and Parent contained in this Agreement are true and correct with the same force and effect as if made on and as of the Closing Date; (ii) confirming the matters set forth in clause 9(b) and 9(c) hereof and (iii) stating that the Issuers and Parent have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date.

        (e)   The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Morrison & Foerster LLP, counsel for Service, as to the matters set forth in Exhibit C hereto.

        (f)    The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to the Initial Purchaser and counsel for the Initial Purchaser), dated the Closing Date, of Stoel Rives LLP, special Washington and Oregon counsel, as to the matters set forth in Exhibit D hereto.

        (g)   The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins LLP, counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

        (h)   The Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser from each of (i) Grant Thornton LLP for the twelve month period ended September 30, 2004 and the nine month period ended September 30, 2004 and (ii) Ernst & Young LLP for the years ended December 31, 2002 and December 31, 2003, and for the nine month period ended December 31, 2003, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the

Initial Purchaser with respect to the financial statements and certain financial information of Parent contained in the Offering Circular.

        (i)    The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

        (j)    The Issuers, Parent, the Trustee and each other party to any of the Operative Documents shall each have executed and delivered the Operative Documents to which each is a party and the Initial Purchaser shall have received fully executed copies thereof. The Operative Documents shall be in full force and effect, with the exception of the Series B Notes and the Series B Guarantees, which will not be issued or become effective until the Exchange Offer. The Issuers and Parent shall have received the requisite governmental and regulatory approval in connection with each of the Operative Documents and transactions contemplated by the Offering Circular to be completed on or before the Closing Date.

        (k)   Neither the Issuers nor Parent shall have failed at or prior to the Closing Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Issuers or Parent at or prior to the Closing Date.

        (l)    No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Notes or the Guarantees thereof or the consummation of any of the other transactions contemplated by the Operative Documents; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the knowledge of the Issuers and Parent, threatened against, the Issuers or Parent before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Circular, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

        (m)  The Stock Purchase Agreement shall be in full force and effect. Levine shall have designated the Company to purchase the capital stock of Parent owned by the Sellers pursuant to the Stock Purchase Agreement.

10.   Effective Date of Agreement and Termination.

        This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

        This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchaser by written notice from the Initial Purchaser to the Issuers if any of the following has occurred: (i) the Issuers or Parent shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchaser hereunder as provided in Section 9 is not fulfilled when and as required in any material respect, (iii) any outbreak or escalation of hostilities, any declaration of war by the United States, any other calamity, emergency or crisis, any material adverse change in economic conditions in or the financial markets of the United States or elsewhere or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which could make it, in the Initial Purchaser's sole judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Offering Circular or to enforce contracts for the sale of any of the Series A Notes, (iv) the suspension or limitation of trading generally in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or any setting of limitations on prices for securities or other instruments on any such exchange or on the Nasdaq National Market, (v) the enactment, publication, decree or other promulgation after the date hereof of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the Initial Purchaser's reasonable opinion materially and adversely affects, or could materially and adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Issuers or Parent, (vi) the declaration of a banking moratorium by either federal or New York State authorities or (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Initial Purchaser's reasonable opinion has a material adverse effect on the financial markets in the United States.

11.   Representations and Indemnities to Survive.

        The respective indemnities, contribution agreements, representations, warranties and other statements of each of the Issuers, Parent and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Issuers, Parent, the officers or directors of each of them, or any person controlling any of them, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

12.   Notices.

        All statements, requests, notices and agreements (each a "Notice") hereunder shall be in writing, and:

        (a)   If to the Initial Purchaser, delivered by mail, telex or facsimile transmission as follows:

    Jefferies & Company, Inc.
    11100 Santa Monica Boulevard, 10th Floor
    Los Angeles, California 90025
    Attention: Dan Esters
    Fax: (310) 575-5166

        (b)   If to the Issuers or Parent, delivered by mail, telex, or facsimile transmission to the address of Service as follows:

    InterDent Service Corporation
    222 North Sepulveda Blvd.
    Suite 740
    El Segundo, California 90245
    Attention: Chief Executive Officer
    Fax: (310) 640-9897

        Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

13.   Applicable Law.

        This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

14.   Counterparts.

        This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

15.   Third Parties.

        This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Issuers and Parent and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuers and Parent contained in Section 8 shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 8 shall also be for the benefit of the directors of the Issuers and Parent, their respective officers and any person or persons who controls the Issuers or Parent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of the Series A Notes from the Initial Purchaser will be deemed a successor because of such purchase.

16.   Other Fees and Expenses.

        If for any reason the Series A Notes are not delivered by or on behalf of the Issuers as provided herein (other than as a result of any termination of this Agreement pursuant to clauses (iii) through (v) of Section 10, in which case each party will be responsible for its own expenses), Service agrees to reimburse the Initial Purchaser for expenses incurred by it in accordance with Section 5(i). Notwithstanding any termination of this Agreement, the Issuers shall be liable for all expenses which it has agreed to pay pursuant to Section 5(j). The Issuers also agree to reimburse the Initial Purchaser, each of its affiliates (including each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and their respective directors, officers and employees) from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

17.   Headings; Section References.

        The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of this Agreement. Unless otherwise indicated, references in this agreement to Sections are to the sections of this Agreement.

18.   Service and Parent.

        Notwithstanding anything to the contrary contained in this Agreement and notwithstanding that Service and Parent are signatories of this Agreement, until the appropriate Certificate of Merger contemplated by the Merger Agreement is filed with the Delaware Secretary of State, neither Service nor Parent shall have any obligation or liability arising under or related to this Agreement; provided, that upon the filing of the appropriate Certificate of Merger contemplated by the Merger Agreement with the Delaware Secretary, Service and Parent expressly assume their respective obligations under this Agreement.

(signature pages follow)

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Very truly yours,
IDI ACQUISITION CORP.
By:
Name: Title:
INTERDENT SERVICE CORPORATION
By:
Name: Title:
INTERDENT, INC.
By:
Name: Title:

(Signature Page to Registration Rights Agreement)

Accepted and Agreed to:
JEFFERIES & COMPANY, INC.
By:
Name: Title:

(Signature Page to Registration Rights Agreement)

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

Exhibit A

EXHIBIT B

LIST OF JURISDICTIONS

1.
InterDent Service Corporation: Arizona, California, Hawaii, Idaho, Kansas, Nevada, Oklahoma, Oregon, and Washington.

2.
InterDent, Inc.: California and Delaware.

3.
Capitol Dental Care, Inc.: Oregon.

4.
Managed Dental Care of Oregon, Inc.: Oregon.

5.
Dedicated Dental Systems, Inc.: California.

Exhibit B

EXHIBIT C
FORM OF OPINION OF MORRISON & FOERSTER LLP

        1.     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business and own or hold its properties as described in the Offering Circular. Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business and own or hold its properties as described in the Offering Circular. Parent is duly qualified to transact business as a foreign corporation in the State of California. Service is validly existing and in good standing under the laws of the State of Washington and is a corporation duly qualified to transact business as a foreign corporation in the States of Arizona, California, Hawaii, Idaho, Kansas, Nevada, Oklahoma and Oregon. Dedicated Dental Systems, Inc. is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has full corporate power and authority to conduct its business and own or hold its properties as described in the Offering Circular. Capital Dental Care, Inc. is validly existing and in good standing under the laws of the State of Oregon. Managed Dental Care of Oregon, Inc. is validly existing and in good standing under the laws of the State of Oregon.

        2.     The Company has the corporate power and authority to execute and deliver, and to perform and observe the provisions of, the Operative Documents to which it is a party including, without limitation, the corporate power and authority to issue, sell and deliver the Notes as provided in such Operative Documents.

        3.     Parent has the corporate power and authority to execute and deliver, and to perform the provisions of, the Operative Documents to which it is a party including, without limitation, the corporate power and authority to issue, sell and deliver its Guarantee, as provided in such Operative Documents.

        4.     Based upon a review of certificates representing outstanding capital stock of, and stock transfer records for, Service, all of the issued and outstanding shares of capital stock of Service are held of record by Parent.

        5.     Based upon a review of certificates representing outstanding capital stock of, and stock transfer records for, the Company, all of the issued and outstanding shares of capital stock of the Company are held of record by Levine. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or, to our knowledge, similar rights.

        6.     After giving effect to the Transactions, based upon a review of certificates representing outstanding capital stock of, and stock transfer records for, Parent, all of the issued and outstanding shares of capital stock of Parent will be held of record by Levine or Parent's management as described in the Offering Circular. All of the issued and outstanding shares of capital stock of Parent will have been duly authorized and validly issued, and will be fully paid and nonassessable and will not have been issued in violation of any preemptive or, to our knowledge, similar rights.

        7.     Based upon a review of certificates representing outstanding capital stock of, and stock transfer records for, the Subsidiaries, all of the issued and outstanding shares of capital stock of each of the Subsidiaries are held of record by Service. All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or, to our knowledge, similar rights.

        8.     The Purchase Agreement has been duly authorized, executed and delivered by the Company and Parent. The Registration Rights Agreement, the Indenture, and each of the Collateral Documents (other than the Deed of Trust for the Washington property and the Mortgage for the Oklahoma property) to which Parent or Company is a party has been duly authorized, executed and delivered by the Company and Parent, as applicable. The Registration Rights Agreement, the Indenture, and each of the Collateral Documents (other than the Deed of Trust for the Washington property and the Mortgage for the Oklahoma property) to which the Company, Parent or Service is a party constitutes a valid and binding agreement of each of the Company, Parent and Service, as applicable, enforceable against each of them in accordance with their respective terms. The Stock Purchase Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding agreement of Parent and the Company or the Company (in either case with respect to the Company pursuant to a valid assignment) enforceable against Parent in accordance with its terms. The Credit Facility(1) has been duly authorized, executed and delivered by Parent. The Credit Facility(1) constitutes a valid and binding agreement of Services and Parent enforceable against each of them in accordance with its terms. No opinion is expressed in this paragraph as to the attachment, perfection or priority of any lien granted pursuant to any of the Collateral Documents.

(1)
Including, for this purpose any related documents entered into in connection therewith.

        9.     The Merger Agreement has been duly authorized, executed and delivered by the Company and Parent. The Merger Agreement will constitute a valid and binding agreement of the Company, Parent and Service immediately following the issuance of the Notes and the consummation of the transactions contemplated by the Stock Purchase Agreement, enforceable against each of them in accordance with its terms.

        10.   The Series A Notes have been duly authorized and executed by the Company for issuance and sale to the Initial Purchaser pursuant to the Agreement, and, when authenticated in accordance with the terms of the Indenture and delivered against payment therefore in accordance with the terms of the Agreement, the Series A Notes will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and be entitled to the benefits of the Indenture.

        11.   The Series B Notes, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will constitute valid and binding obligations of Service, enforceable against Service in accordance with their terms and be entitled to the benefits of the Indenture.

        12.   The Series A Guarantee of Parent has been duly authorized and executed by Parent, and, when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefore in accordance with the terms of the Agreement, will constitute legal, valid and binding obligations of Parent, enforceable against Parent in accordance with its terms and be entitled to the benefits of the Indenture.

        13.   The Series B Guarantee of Parent has been duly authorized by Parent, and, when such Series B Guarantee is executed and delivered in accordance with the terms of the Indenture and the Series B Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will constitute legal, valid and binding obligations of Parent, enforceable against Parent in accordance with its terms and be entitled to the benefits of the Indenture.

        14.   The Security Agreement, dated as of the Closing Date (the "Issuer Security Agreement"), among the Company, Wells Fargo Bank, National Association, as Collateral Agent, is effective to create in favor of the Collateral Agent, for the benefit of the holder of the Notes, an enforceable security interest in the rights of the Company in that portion of the collateral described in Section     of the Issuer Security Agreement in which a valid security interest may be created under Article 9 of the New York UCC (the "Pre-Merger UCC Collateral"), which security interest secures the Secured Obligations as defined in the Issuer Security Agreement.

        15.   The Delaware Financing Statement is in appropriate form for filing as a financing statement with the Secretary of State of the State of Delaware pursuant to the Delaware UCC.

        16.   Upon the filing of the Delaware Financing Statement with the Office of the Secretary of State of the State of Delaware, the Collateral Agent, for the benefit of the holder of the Notes, will have a perfected security interest securing the Secured Obligations (as defined in the Issuer Security

Exhibit C-2

Agreement) in the Company's rights in that part of the Pre-Merger UCC Collateral in which a security interest can be perfected by the filing of a financing statement in the State of Delaware.

        17.   Upon the consummation of the Merger, the Issuer Security Agreement is effective to create in favor of the Collateral Agent, for the benefit of the holder of the Notes, an enforceable security interest in the rights of Service in that portion of the collateral described in Section     of the Issuer Security Agreement in which a valid security interest may be created under Article 9 of the New York UCC (the "Post-Merger UCC Collateral"), which security interest secures the Secured Obligations as defined in the Issuer Security Agreement.

        18.   The Washington Financing Statement is in appropriate form for filing as a financing statement with the Department of Licenses of the State of Washington pursuant to the Washington UCC.

        19.   Upon consummation of the Merger and upon the filing of the Washington Financing Statement with the Department of Licenses of State of the State of Washington, the Collateral Agent, for the benefit of the holder of the Notes, will have a perfected security interest securing the Secured Obligations (as defined in the Issuer Security Agreement) in Service's rights in that part of the Post-Merger UCC Collateral in which a security interest can be perfected by the filing of a financing statement in the State of Washington.

        20.   Upon the consummation of the Merger, the Security Agreement, dated as of the Closing Date (the "Parent Security Agreement"), is effective to create in favor of the Collateral Agent, for the benefit of the holder of the Notes, an enforceable security interest in the rights of Parent in that portion of the collateral described in Section     of the Parent Security Agreement in which a valid security interest may be created under Article 9 of the New York UCC (the "Parent UCC Collateral"), which security interest secures the Secured Obligations as defined in the Parent Security Agreement.

        21.   The Parent Financing Statement is in appropriate form for filing as a financing statement with the Secretary of State of the State of Delaware pursuant to the Delaware UCC.

        22.   Upon the consummation of the Merger, and upon the filing of the Parent Financing Statement with the Office of the Secretary of State of the State of Delaware, the Collateral Agent, for the benefit of the holders of the Notes, will have a perfected security interest securing the Secured Obligations (as defined in the Parent Security Agreement) in Parents' rights in that part of the Parent UCC Collateral in which a security interest can be perfected by the filing of a financing statement in the State of Delaware.

        23.   Upon the consummation of the Merger, and at such time as the Wells Fargo Foothill, Inc., as first lien collateral agent (the "First Lien Collateral Agent"), as agent for the Collateral Agent, acquires possession of the stock certificates representing the UCC Collateral consisting of the stock certificates in registered form that are listed on Schedule    to the Stock Pledge Agreement, dated as of the Closing Date (the "Parent Stock Pledge Agreement"), between Parent and the Collateral Agent (the "Parent Pledged Securities") in the State of New York pursuant to the Parent Stock Pledge Agreement issued or indorsed to the First Lien Collateral Agent or in blank by an effective indorsement (within the meaning of New York UCC § 8-107) or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective indorsement, the Collateral Agent, for the benefit of the holder of the Notes, will have a perfected security interest in the rights of Parent in the Parent Pledged Securities as security for the Secured Obligations (as defined in the Parent Stock Pledge Agreement). Provided it remains perfected as provided above, such security interest will have priority over any other security interest in the Pledged Securities under the New York UCC (other than pursuant to Permitted Prior Liens (as defined in the Intercreditor Agreement)).

        We express no opinion as to the priority of the security interest of the Collateral Agent referred to above over any conflicting security interest (1) of any securities intermediary (as defined in New York UCC § 8-102), (2) perfected by control under New York UCC § 9-106 prior to the time the security

Exhibit C-3

interest is perfected as provided above, (3) entitled to priority by reason of the purposes or policies referred to in New York UCC § 1-102(1), or (4) to which the Collateral Agent has subordinated or hereafter subordinates its security interest.

        24.   Upon the consummation of the Merger, and at such time as the First Lien Collateral Agent, as agent for the Collateral Agent, acquires possession of the stock certificates representing the UCC Collateral consisting of the certificates in registered form that are listed on Schedule     to the Stock Pledge Agreement, dated as of the Closing Date (the "Service Stock Pledge Agreement"), between Service and the Collateral Agent (the "Service Pledged Securities") in the State of New York pursuant to the Service Stock Pledge Agreement issued or indorsed to the First Lien Collateral Agent or in blank by an effective endorsement (within the meaning of New York UCC § 8-107) or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement, the Collateral Agent, for the benefit of the holder of the Notes, will have a perfected security interest in the rights of Service in the Service Pledged Securities as security for the Secured Obligations (as defined in the Service Stock Pledge Agreement). Provided it remains perfected as provided above, such security interest will have priority over any other security interest in the Pledged Securities under the New York UCC (other than pursuant to Permitted Prior Liens (as defined in the Intercreditor Agreement)).

        We express no opinion as to the priority of the security interest of the Collateral Agent referred to above over any conflicting security interest (1) of any securities intermediary (as defined in New York UCC § 8-102), (2) perfected by control under New York UCC § 9-106 prior to the time the security interest is perfected as provided above, (3) entitled to priority by reason of the purposes or policies referred to in New York UCC § 1-102(1), or (4) to which the Collateral Agent has subordinated or hereafter subordinates its security interest.

        25.   Upon the consummation of the Merger, and at such time as the First Lien Collateral Agent, as agent for the Collateral Agent, acquires possession of the UCC Collateral consisting of the collateral listed on Schedule     to the Service Stock Pledge Agreement that constitutes "instruments" within the meaning of Section 9-102(a)(47) of the New York UCC (the "Pledged Notes") in the State of New York pursuant to the Service Stock Pledge Agreement, the Collateral Agent for the benefit of the holder of the Notes, will have a perfected security interest in the rights of the Company in the Pledged Notes as security for the Secured Obligations.

        We advise you that the continued perfection of the security interest referred to in paragraph (25) above will depend upon the filing of periodic continuation statements relating to the Financing Statements in accordance with the Delaware UCC, Washington UCC, and New York UCC. We express no opinion as to the effect of the failure to file any such continuation statement, of the filing of any amendment of or termination statement for the Financing Statement, of any change in any debtor's name, form of organization, jurisdiction of organization, or other circumstance set forth in New York UCC §§ 9-316, 9-507 or 9-508, or of any change in the characterization of any collateral for purposes of the Delaware UCC, Washington UCC OR New York UCC.

        26.   Upon (i) the filing of the Delaware Financing Statement with the Secretary of State of Delaware and the Washington Financing Statement with the Department of Licenses of the State of Washington and (ii) the recordation with the United States Patent and Trademark Office of appropriate evidence of the security interest of the Collateral Agent, for the benefit of the holder of the Notes, under the Security Agreement in registered United States trademarks (the "Trademarks") specifically identified in Schedule     to the Issuer Security Agreement and in Schedule     to the Parent Security Agreement, the security interest of the Collateral Agent, for the benefit of the holders of the Notes, in the Trademarks under the Issuer Security Agreement and the Parent Security Agreement will constitute a perfected security interest to the extent such perfection is governed by the Delaware UCC and the Washington UCC and a perfected security interest and lien to the extent federal law has preempted the

Exhibit C-4

Delaware UCC or Washington UCC with respect to the perfection of security interests in the Trademarks and provides for perfection of such a security interest therein upon such recordation.

        27.   The statements set forth in the Offering Circular under the captions "Summary," "The Transactions," "Certain Relationships and Related Transactions," "Description of Certain Indebtedness" and "Description of Notes," insofar as they purport to constitute a summary of the terms of each of the Series A Notes, the Guarantees, the Indenture, the Series B Notes, the Registration Rights Agreement, the Intercreditor Agreement, the Collateral Documents, the Credit Facility, the Stock Purchase Agreement and the Merger Agreement, are accurate in all material respects. The statements in the Offering Circular under the captions "Certain Relationships and Related Transactions," "Material Federal Income Tax Considerations," "Notice to Investors," "Business—Our Management Services Agreements," "Business—Employment Agreements with Affiliated Dentists," "Business—Our 2003 Reorganization," and "Business—Government Regulation," insofar as they purport to describe or summarize certain provisions of the agreements, statutes or regulations, referred to therein, are accurate descriptions or summaries in all material respects.

        28.   None of (i) the execution, delivery or performance by the Company, Service and/or Parent of the Agreement, the Stock Purchase Agreement, the Merger Agreement or any of the other Operative Documents to which it is a party, (ii) the issuance and sale of the Notes and the issuance of the Guarantees and (iii) consummation by the Company, Service and Parent of the transactions described in the Offering Circular under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or requires consent under, or results in the imposition of a lien or encumbrance on any properties of the Company, Service or Parent (except as described in the Offering Circular or as contemplated by the Indenture or the Operative Documents), or an acceleration of any indebtedness of the Company, Service or Parent pursuant to, (i) the charter or bylaws of the Company or Parent, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other material agreement or instrument known to and identified by such counsel to which the Company, Service or Parent is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Company or Parent or any of their assets or properties normally applicable to transactions contemplated by the Operative Documents or (iv) any judgment, order or decree known to and identified by such counsel of any court or governmental agency or authority having jurisdiction over the Company or Parent or any of their assets or properties.

        29.   No consent, approval, authorization or order of, or filing with any court or governmental agency or body having jurisdiction over the Company, Service or Parent is required for (i) the execution, delivery and performance by such entity of the Agreement, the Stock Purchase Agreement, the Merger Agreement or the other Operative Documents to which any such entity is a party or (ii) the issuance and sale of the Series A Notes, the issuance of the Series A Guarantees and the consummation of the transactions contemplated thereby, except (A) with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the Act and the qualification of the Indenture under the TIA, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under the Act and applicable state securities laws in connection with the purchase and distribution of the Series A Notes and the Series A Guarantees by the Initial Purchaser, (C) filings contemplated to be made pursuant to the express terms of the Operative Documents, including the filing of the Articles of Merger contemplated by the Merger Agreement with the Secretary of State of the State of Washington and the filing of the Certificate of Merger contemplated by the Merger Agreement with the Secretary of State of the State of Delaware, (D) filings to be made upon consummation of the Transactions with the California Department of Managed Health Care, (E) the filing of Parent's amended and restated certificate of incorporation with the Secretary of State of the State of Delaware and (F) for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made prior to the date hereof.

Exhibit C-5

        30.   Assuming (a) the accuracy of, and compliance with, the representations, warranties and covenants of the Issuers and the Parent in the Agreement and (b) the accuracy of, and compliance with, the representations, warranties and covenants of the Initial Purchaser in the Agreement, it is not necessary in connection with the offer, sale and delivery of the Series A Notes in the manner contemplated by the Purchase Agreement to register the Series A Notes and the Series A Guarantees under the Act or to qualify the Indenture under the TIA (it being understood that no opinion is being given for any subsequent resale of the Series A Notes and the Series A Guarantees).

        31.   To such counsel's knowledge, there is (a) no action, suit, investigation, or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Issuers or Parent is or may be a party or to which the business or property of the Issuers or Parent may be subject and (b) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Issuers or Parent is or may be subject or to which the business, assets, or property of the Issuers or Parent is or may be subject, that, in the case of clauses (a) and (b) above, is required to be disclosed in the Offering Circular and that is not so disclosed.

        32.   The Indenture complies as to form in all material respects with the requirements of the TIA and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. Prior to the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, the Indenture is not required to be qualified under the TIA.

        33.   To such counsel's knowledge, there are no holders of securities of the Issuers or Parent who, by reason of the execution by the Issuers and/or Parent of the Agreement or any other Operative Document to which any of them is a party or the consummation by the Issuers and/or Parent of the transactions contemplated hereby and thereby, have the right to request or demand that any of the Issuers or Parent register under the Act securities held by them.

        34.   None of Company, Service, or Parent is required to be registered as an investment company within the meaning of the Investment Company Act of 1940, as amended.

        In addition, we have participated in conferences with your representatives and representatives of the Issuers and Parent, representatives of the independent auditors of the Issuers and Parent and the Initial Purchaser concerning the Final Offering Circular and have considered the matters required to be stated therein and the statements contained therein, although we have not independently verified the accuracy, completeness or fairness of such statements. Based upon and subject to the foregoing, nothing has come to our attention that leads us to believe that the Final Offering Circular as of the date of the Final Offering Circular and as of the date of such counsel's opinion, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements (including the notes thereto), supporting schedules and other financial information contained in the Final Offering Circular, as to which such counsel need not express any belief).

  •
  We express no opinion as to whether Section            of the Amended and Restated Certificate of Incorporation of Parent or Section    of the Stockholders Agreement of Parent grant to DDJ Capital Management, LLC and its affiliates (together, "DDJ") an enforceable right to require that all other security holders of Parent (other than Levine and its affiliates) sell their Parent securities to the Company at the same time that DDJ sells its Parent securities to the Company pursuant to the Stock Purchase Agreement.

Exhibit C-6

  •
  No opinion shall be given by counsel with respect to compliance with the requirements of the California Department of Managed Health Care with respect to the pledge of the securities of Dedicated Dental Systems, Inc. pursuant to the Service Stock Pledge Agreement.

  •
  No opinion shall be given by counsel with respect to compliance with laws regarding the practice of dentistry.

        In rendering such opinion, such counsel may state that its opinion is limited to matters governed by Federal laws of the United States of America, the General Corporation Law of the State of Delaware, the Delaware UCC, the Washington UCC, the New York UCC, the laws of the State of California and the laws of the State of New York. Such counsel's opinion with respect to the Delaware UCC and the Washington UCC shall be limited to a review of those statutes only.

Exhibit C-7

EXHIBIT D
FORM OF OPINION OF STOEL RIVES LLP

1.
Service is a corporation duly organized under the laws of the State of Washington, with corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and to enter into and perform its obligations under each of the Operative Documents to which it is a party and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and corporate authority to issue, sell and deliver the Notes as provided in the Operative Documents.

        2.     Each of Capital Dental Care, Inc. and Managed Dental Care of Oregon, Inc. is a corporation duly organized under the laws of the State of Oregon, with corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular.

        3.     The Agreement has been duly authorized, executed and delivered by Service.

        4.     The Indenture has been duly authorized, executed and delivered by Service.

        5.     The Series B Notes have been duly authorized for issuance by Service.

        6.     The Registration Rights Agreement has been duly authorized, executed and delivered by Service.

        7.     Each of the Collateral Documents to which it is a party has been duly and validly authorized, executed and delivered by Service.

        8.     The Merger Agreement has been duly and validly authorized, executed and delivered by Service, and is a valid and legally binding obligation of Service, enforceable against Service in accordance with its terms.

        9.     The Credit Facility(1) has been duly and validly authorized and executed by Service.

(1)
Including, for this purpose any related documents entered into in connection therewith.

        10.   None of (a) the execution, delivery or performance by Service of the Agreement or any of the Operative Documents to which it is a party, (b) the issuance and sale of the Notes, or (c) the consummation of the transactions contemplated by the Operative Documents to which Service is a party, violates, conflicts with or constitutes a breach of any of the terms or provisions of (i) the articles of incorporation or bylaws of Service, (ii) any statute, rule or regulation applicable to Service or any of its assets or properties, or (iii) any judgment, order or decree known to such counsel of any Washington court or governmental agency or authority having jurisdiction over Service or any of its assets or properties.

        11.   No consent, approval, authorization or order of, or filing with any court or governmental agency, body or administrative agency is required for (i) the execution, delivery and performance by Service of any of the Operative Documents to which it is a party or (ii) the issuance and sale of the Notes and the consummation of the transactions contemplated by the Operative Documents to which Service is a party, except such as have been obtained and made or have been disclosed in the Offering Circular.

        12.   All of the issued and outstanding shares of capital stock of Service have been duly authorized and validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or, to our knowledge, similar rights.

        In rendering the opinion set forth at 2, such counsel may state that its opinion is limited to matters governed by the laws of the State of Oregon. In rendering all other opinions, such counsel may state that its opinion is limited to matters governed by the laws of the State of Washington. In addition, such opinion may contain other assumptions and qualifications.

Exhibit D

SCHEDULE A

Intercreditor Agreement

Security Agreement, between Service and the Collateral Agent, pursuant to which the Company and Service will grant a security interest in substantially all of their assets to secure the Secured Obligations.

Stock Pledge Agreement, between Service and the Collateral Agent, pursuant to which Service will grant a security interest in the capital stock of its subsidiaries to secure the Secured Obligations.

Trademark Security Agreement, between Service and the Collateral Agent, pursuant to which Service will grant a security interest in its trademarks to secure the Secured Obligations.

Guarantor Security Agreement, between Parent and the Collateral Agent, pursuant to which Parent will grant of a security interest in its assets to secure Parent's Guarantee.

Stock Pledge Agreement, between Parent and the Collateral Agent, pursuant to which Parent will grant a security interest in Service's capital stock to secure Parent's Guarantee.

Trademark Security Agreement, between Parent and the Collateral Agent, pursuant to which Parent will grant of a security interest in its trademarks to secure Parent's Guarantee.

Intercompany Subordination Agreement, among Service, Parent and the Collateral Agent, pursuant to which Service and Parent will agree to subordinate all intercompany loans and advances to the Notes.

Mortgage, Assignment of Rents and Leases and Security Agreement (Oklahoma), between Service and the Collateral Agent, pursuant to which Service will grant a security interest in its Oklahoma property to secure the Secured Obligations.

Deed of Trust, Assignment of Rents and Leases and Security Agreement (Washington), between Service and the Collateral Agent, pursuant to which Service will grant a security interest in its Oklahoma property to secure the Secured Obligations.

Schedule A

QuickLinks

  Exhibit 10.5